DELAWARE
                               -------------------              PAGE 1
                                 The First State




     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "INDUSTRIAL MINERALS, INC.", A NEVADA CORPORATION, WITH AND INTO "PNW CAPITAL, INC." UNDER THE NAME OF "INDUSTRIAL MINERALS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICER THE FIRST DAY OF MAY, A.D. 2002, AT 9 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.





                                /s/ Harriet Smith Windsor
                                ----------------------------------------------
                                Harriet Smith Windsor, Secretary of State



                                                AUTHENTICATION:  1757362

                                                          DATE:  05-03-02